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                                                                   Exhibit 23.1

                                 Consent of Independent Accountants


     As independent accountants, we hereby consent to the incorporation by reference of our report dated February 27, 2001 included this Form 10-K into the Company's previously filed Registration Statement File No. 333-57208.


                                                                 Arthur Andersen


Amstelveen, The Netherlands
March 30, 2000